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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) April 24, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



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
                   DELAWARE                                    1-5885                              13-2625764
            (State or other juris-                          (Commission                          (IRS Employer
          diction of incorporation)                         File Number)                      Identification No.)
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        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On May 16, 2000, the Registrant issued a press release announcing the introduction of www.muniderivatives.com, a site that provides unparalleled access to information about municipal derivatives products and strategies as well as proprietary models and tools designed to help a user analyze market risk and develop customized derivatives-based solutions on-line. A copy of such press release is filed herein as
         Exhibit 99a.

         On May 11, 2000, the Registrant issued a press release announcing the creation of SynDirect(TM) Wireless, the world's first wireless communication platform for bond issuers and investors that will allow investors to check current pricing and express interest for bonds remotely. A copy of such press release is filed herein as Exhibit 99b.

         On April 26, 2000, the Registrant issued a press release announcing the introduction of www.morgancredit.com, a global credit risk trading web site. This site is the first to offer two-way (bid and offer) prices on credit derivatives with the ability to trade through a phone link to trading desks. A copy of such press release is filed herein as Exhibit 99c.

         On April 24, 2000, the Registrant issued a joint press release with Audible, Inc. announcing that daily research information from J.P. Morgan will soon be available for listening in digital audio format at www.audible.com/jpmorgan. A copy of such press release is filed herein as Exhibit 99d.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99a. Copy of press release of J.P. Morgan & Co. Incorporated dated May 16, 2000.

             99b. Copy of press release of J.P. Morgan & Co. Incorporated dated May 11, 2000.

             99c. Copy of press release of J.P. Morgan & Co. Incorporated dated April 26, 2000.

             99d. Copy of press release of J.P. Morgan & Co. Incorporated dated April 24, 2000.
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)






                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: April 24, 2000